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                         SUPPLEMENT DATED MARCH 3, 2000
                                       TO
                  PROSPECTUS DATED MAY 1, 1999, AS SUPPLEMENTED

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY

     On March 3, 2000 (the "Effective Date"), ARM Financial Group Inc. ("ARM") completed the sale of its insurance subsidiaries to The Western and Southern Life Insurance Company. ARM is also the parent company of Integrity Capital Advisors, Inc. (the "Current Manager"), the investment manager to Separate Account Ten of Integrity Life Insurance Company (the "Separate Account"). The Current Manager ceased operations as an investment adviser as of the Effective Date.

     As of the Effective Date, Touchstone Advisors, Inc. (the "New Manager") has commenced serving as investment manager to the Separate Account pursuant to an interim management agreement with the Separate Account. The Sub-Adviser for the four portfolios of the Separate Account is continuing to serve in such capacity pursuant to an interim sub-advisory agreement with the New Manager. The interim agreements will remain in effect for a period up to 150 days and requires all advisory and sub-advisory fees to be escrowed pending shareholder approval of a new management agreement with the New Manager and a new sub-advisory agreement between the New Manager and the Sub-Adviser (collectively, the "New Advisory Agreements").

     The Separate Account intends to hold a special meeting of the shareholders on or about April 4, 2000, for the purpose of voting on the New Advisory Agreements and certain other matters. Contract holders as of February 24, 2000 will receive a proxy statement and voting instructions card.

     Touchstone Securities Corporation (the "New Distributor") has become the distributor of the Separate Account as of the Effective Date. The address of the New Manager and the New Distributor is 311 Pike Street, Cincinnati, Ohio 45202.